UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2004

NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts and Bolton Avenue
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011-27-11-343-2001

Suite 325-744 West Hastings Street,
Vancouver British Columbia, Canada V6C 1A5
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operation and Financial Condition

     On November 11, 2004, Net 1 U.E.P.S. Technologies, Inc., a Florida corporation, issued a press release announcing its financial and operating results for the first quarter of the year ending June 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

99.1	Press release on November 11, 2004 - Net1 U.E.P.S. Technologies, Inc. Announces First Quarter Results for Fiscal 2005

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Registrant)

Date: November 11, 2004	By:	/s/ Serge Belamant

Serge Belamant, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release on November 11, 2004 - Net1 U.E.P.S. Technologies, Inc. Announces First Quarter Results for Fiscal 2005